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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): December 10, 1996

                               Delta Computec Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)


          0-14733                                        16-1146345
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  (Commission File Number)                        (I.R.S. Employer EIN No.)


                366 White Spruce Blvd., Rochester, New York 14623
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              (Address of Principal Executive Offices)   (Zip Code)


                                  201-440-8585
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changes Since Last Report)

Total number of pages in Report (including Exhibits) 75.

Exhibit Index located on page 10.

                    INFORMATION TO BE INCLUDED IN THE REPORT

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Item 1. Changes of Control of the Registrant.

            On February 21, 1997, Delta Computec Inc. (the "Registrant"), issued an aggregate of 11,440,475 common shares to Joseph M. Lobozzo II ("Lobozzo"), the Chairman, a director, a principal shareholder and the controlling person of the Registrant (5,720,238 common shares were issued to Lobozzo) and to Joanne M. Lobozzo ("Joanne Lobozzo"), the wife of Lobozzo (5,720,237 common shares were issued to Joanne Lobozzo), as a result of the exercise of an Option originally granted by the Registrant to Lobozzo in May 1995, and thereafter amended and restated as of February 20, 1997 (the "Second Restated May 1995 Option Agreement"). The Second Restated May 1995 Option Agreement was issued as a result of a certain Option Transfer Document whereby Lobozzo agreed to transfer a portion of his interest in the then existing May 1995 Option Agreement to Joanne Lobozzo. As a result of the issuance of the 11,440,475 common shares, the amount of authorized but unissued common shares of the Registrant increased from 6,811,575 common shares to 18,252,050 common shares. A copy of the Option Exercise Document is annexed to this Form 8-K Current Report as Exhibit 1, and a copy of the Option Transfer Document (the "Option Transfer Document"), is annexed to this Form 8-K Current Report as Exhibit 2.

            The Registrant considers that, as a result of the issuance and subsequent exercise of the Second Restated May 1995 Option Agreement, and the issuance of the 7,520,237 common shares to Joanne Lobozzo, Joanne Lobozzo also became a control person of the Registrant. Lobozzo remains a control person of the Registrant.

            The issuance of the common shares on February 21, 1997, raised Joanne Lobozzo's common share ownership in the Registrant to 5,815,112 common shares of the Registrant, or 31.86% of the now 18,252,050 issued and outstanding common shares, thereby causing Joanne Lobozzo to become a control person of the Registrant. The issuance to Lobozzo of the 5,720,238 common shares of the Registrant, caused his common share ownership to increase to 6,730,113 common shares of the Registrant, or 36.87% of the common shares of the Registrant. Lobozzo remains a control person of the Registrant.

            Lobozzo's ownership of the 6,730,113 common shares of the Registrant includes 435,000 common shares owned by JML Optical


                                                                    Page 2 of 75
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Industries, Inc. ("JML"), of which Lobozzo is the president, a director and principal shareholder, and the 480,000 Pledged Shares currently held by NCFC, as described in Item 5(B), below. Lobozzo and Joanne Lobozzo have reached an agreement as to the division of the Pledged Shares under certain circumstances. (See Item 5(B), below).

            In addition, as of February 21, 1997: (a) the three adult children of Lobozzo and Joanne Lobozzo also each owned 300,000 common shares of the Registrant (an aggregate of 900,000 common shares) as to which each of Lobozzo and Joanne Lobozzo disclaim any beneficial interest;


            (b) Lobozzo and Joanne Lobozzo each held a Second Restated October 1992 Option Agreements (as defined in 5(B) below) to purchase 652,175 common shares of the Registrant (an aggregate of 1,304,350 common shares); and

            (c) Lobozzo and Joanne Lobozzo each held a half ownership of the Registrant's debt obligations in the following amounts: (i) Second Restated Lobozzo Subordinated Debenture due January 31, 1998, $300,000.50 (an aggregate of $600,001); (ii) Lobozzo Commitment, $200,000 (an aggregate of $400,000);
(iii) 1996 Additional Lobozzo Advances, $316,800 (an aggregate of $633,600);
(iv) Lobozzo Loan, up to $1,275,000 (an aggregate of up to $2,550,000); and (v) half of the Overbase Loans as the Overbase Loans may exist from time to time. Each of the capitalized terms are described in Item 5(A), below, wherein the transfer of those financing interests are described in greater detail.

            If Lobozzo and Joanne Lobozzo exercised the Second Restated October 1992 Option Agreement, if the 480,000 Pledged Shares were returned to Lobozzo and divided equally between Lobozzo and Joanne Lobozzo, if Lobozzo was not required to deliver any additional shares or options to NCFC pursuant to the Pledge Security Agreement (as each of those terms are herein defined), and if no other options were exercised, and without considering the common shares owned by the adult children of Lobozzo and Joanne Lobozzo, then the number of issued and outstanding common shares of the Registrant would increase from 18,252,050 to 19,556,400 common shares (of the 20,000,000 authorized common shares), and Lobozzo would own 7,142,288 common shares (or 36.52% of the 19,556,400 issued and outstanding common shares), and Joanne Lobozzo would own 6,707,287 common shares (or 34.3%).


                                                                    Page 3 of 75
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Item 5. Other Events.

      A. Amendment to Credit Agreement and Other Lending Agreements.

            The Registrant, Lobozzo, and where necessary, Joanne Lobozzo, have agreed to certain amendments of a certain Amended and Restated Credit Agreement and Other Agreements (the "Lobozzo Credit Agreement") dated October 10, 1996, and amended by Amendment No. 1 thereto as of November 18, 1996.

            By a document entitled Amendment No. 2 to Amended and Restated Credit Agreement and Other Agreements dated December 10, 1996 ("Amendment No. 2"), the Registrant and Lobozzo agreed to amend the Lobozzo Credit Agreement, as amended. Amendment No.2 is annexed to this Form 8-K Current Report as Exhibit 3. Amendment No. 2 provides as follows:

            (a) it changes the definition of "Maturity Date" of the Lobozzo Credit Agreement from December 10, 1996, to March 31, 1997;

            (b) it amends Schedule 2.1 to the Lobozzo Credit Agreement to revise the eligibility factors for Eligible Inventory (as that term is defined in the Lobozzo Credit Agreement) for the months of January, February and March, 1997, as follows: to, respectively, 101 1/4%, 100% and 98.75% of Eligible Receivables;

and

            (c) it adds a new Section 9 to provide that if the amount of Loans permitted under the Lobozzo Credit Agreement ever exceed by an amount of at least $300,000 the amount otherwise permitted by the Borrowing Base (the "Overbase Loans"), then checks will not be written on the Registrant's principal bank account except by the Registrant's Secretary and Assistant Secretary who are also officers and directors of JML.

            By a document entitled Amendment No. 3 to Amended and Restated Credit Agreement and Other Agreements dated February 19, 1997 ("Amendment No. 3"), the Registrant and Lobozzo agreed to amend certain loan documents between the Registrant and Lobozzo. Amendment No. 3 is annexed to this Form 8-K Current Report as Exhibit 4. Amendment No. 3 contains provisions which affect each of the following: (a) the 8% Subordinated Debenture issued October


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28, 1992, as amended, in the original face amount of $600,001 (the "Second
Restated Lobozzo Subordinated Debenture"); (b) the Lobozzo commitment ("Lobozzo Commitment"), whereby, pursuant to a certain letter agreement between the Registrant and Lobozzo dated May 1, 1995, Lobozzo agreed to provide up to $400,000 of an overadvance facility which was entered into as of that date between the Registrant, Lobozzo and the Registrant's then commercial lender, National Canada Finance Corp. ("NCFC"); (c) the additional advances made by Lobozzo to the Registrant between July 25, 1996, and October 9, 1996, in the aggregate amount of $633,600 (the "1996 Additional Lobozzo Advances"); (d) the Lobozzo Credit Agreement, as amended, whereby Lobozzo agreed to provide the borrower with loans of up to $2,550,000 (the "Lobozzo Loan"); and (e) the Overbase Loans (collectively, the Lobozzo Subordinated Debenture, the Lobozzo Commitment, the 1996 Additional Lobozzo Advances, the Lobozzo Loan and the Overbase Loans are referred to as the "Total Lobozzo Credit Facilities").

            Amendment No. 3 amended the Total Lobozzo Credit Facilities to provide that half of each of the component parts of the Total Lobozzo Credit Facilities were transferred from Lobozzo to his wife, Joanne Lobozzo, such that, following the transfer, Joanne Lobozzo held the following amounts of each such component part of the Total Lobozzo Credit Facilities: (i) Lobozzo Subordinated Debenture, $300,000.50; (ii) Lobozzo Commitment, $200,000; (iii) 1996 Additional Lobozzo Advances, $316,800; (iv) Lobozzo Loan, up to $1,275,000; and (v) half of the Overbase Loans as the Overbase Loans may exist from time to time. By accepting the transfer of half of the Total Lobozzo Credit Facilities which entitled her to half of the rights, benefits, obligations and interest in those Total Lobozzo Credit Facilities, Joanne Lobozzo, pursuant to Amendment No. 3, also agreed to fulfill half of the obligations of Lobozzo pursuant to each of the component parts of the Total Lobozzo Credit Facilities. Lobozzo retained the untransferred half of each component part of the Total Lobozzo Credit Facilities in amounts equal to the amounts transferred to Joanne Lobozzo.

            By a document entitled Amendment No. 4 to Amended and Restated Credit Agreement and Other Agreements dated February 20, 1997 ("Amendment No. 4"), the Registrant, Lobozzo and Joanne Lobozzo agreed to amend certain loan documents between the


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Registrant, Lobozzo and Joanne Lobozzo. Amendment No. 4 is annexed to this Form
8-K Current Report as Exhibit 5. Amendment No. 4 provides as follows:

            (a) it changes the definition of "Maturity Date" of the amended Lobozzo Credit Agreement from March 31, 1997, to April 30, 1997;

            (b) it amends Schedule 2.1 to the amended Lobozzo Credit Agreement to revise the factors for Eligible Receivables (as that term is defined in the amended Lobozzo Credit Agreement) for the month of April, 1997, to 97.5% of Eligible Receivables.

      B. Amendment to Option Agreements.

            By the Option Transfer Document between Lobozzo, Joanne Lobozzo and the Registrant, Lobozzo agreed to transfer to Joanne Lobozzo half of the May 1995 Option Agreement. The May 1995 Option Agreement, as originally issued, entitled Lobozzo to purchase up to 11,440,475 common shares of the Registrant (the "May 1995 Option Shares") between May 20, 1995, and May 20, 1996, for the payment of an aggregate of $10.00. The Registrant agreed to amend the May 1995 Option Agreement as part of the NCFC Restructuring (the "NCFC Restructuring", which was reported in a Form 8-K Current Report dated October 24, 1996), to extend the expiration date of the original May 1995 Option Agreement to October 10, 2001, in order to accommodate the obligations undertaken by the Registrant and Lobozzo to NCFC pursuant to the NCFC Restructuring to provide additional common shares to NCFC under certain circumstances, as described below. By the Option Transfer Document, Lobozzo agreed to transfer to Joanne Lobozzo the right to acquire half of the May 1995 Option Shares, 5,720,237 common shares, for the payment of an aggregate of $5.00. The forms of Second Amended and Restated May 1995 Stock Option Agreements which were issued to Lobozzo and to Joanne Lobozzo as a result of the transfer are annexed to this Form 8-K Current Report as Exhibits 6 and 7. As noted in Item 1, above, Lobozzo and Joanne Lobozzo received, respectively, 5,720,238 and 5,720,237 common shares as a result of the exercise of the Second Restated May 1995 Option Agreements.

      By the Securities Transfer Document dated January 13, 1997, between Lobozzo, Joanne Lobozzo and the Registrant (the "Securities Transfer Document"), Lobozzo agreed to transfer to


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Joanne Lobozzo: (a) half of the original October 1992 Option Agreement which he received from the Registrant in October, 1992, which, as later amended, entitled Lobozzo to purchase up to 1,304,350 common shares of the Registrant through January 31, 1998 (as amended, the "Second Restated October 1992 Option Agreement"), the transfer consisting of the right to purchase up to 652,175 common shares while retaining to Lobozzo the right to purchase 652,175 common shares; and (b) half of the pledge obligation of Lobozzo to NCFC, pursuant to a certain Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996 ("Pledge Security Agreement"), issued as part of the NCFC Restructuring. Pursuant to the Pledge Security Agreement, Lobozzo pledged to NCFC 480,000 common shares of the Registrant registered in Lobozzo's name (the "Pledged Shares"), and, under certain circumstances if there is a default under the $750,000 Amended and Restated Term Promissory Note from the Registrant to NCFC dated October 10, 1996 (also part of the NCFC Restructuring), Lobozzo agreed to assign to NCFC a portion of the Second Restated May 1995 Option Agreement for the number of common shares of the Registrant which, when added to the Pledged Shares, would give NCFC the right to 17 1/2% of the issued and outstanding common shares of the Registrant. Pursuant to the Securities Transfer Document, Joanne Lobozzo agreed to fulfill half of Lobozzo's obligations to NCFC pursuant to the Pledge Security Agreement (whether or not Joanne Lobozzo had exercised her portion of the Second Restated May 1995 Option Agreement), and Lobozzo agreed to transfer to Joanne Lobozzo half of the Pledge Shares which Lobozzo ever receives back from NCFC. A copy of the Securities Transfer Document is annexed to this Form 8-K Current Report as Exhibit 8. Copies of the Second Amended and Restated Option Agreements relative to the October 1992 Option Agreement are annexed hereto as Exhibits 9 and 10.

      As part of the transactions described above, the Registrant issued the Second Amended and Restated 8% Subordinated Debentures due January 31, 1998, to Lobozzo (in the principal face amount of $300,000.50) and to Joanne Lobozzo (in the principal face amount of $300,000.50). Copies of these Second Restated Lobozzo Debentures are annexed to this Form 8-K Current Report as Exhibits 11 and 12.

The Registrant also issued a First Amended and Restated Promissory Note whereby the payee was changed from Lobozzo, individually, to Lobozzo and Joanne Lobozzo, which document amended and restated the promissory note originally issued to Lobozzo as part of the NCFC Restructuring. A copy of the First Amended and Restated


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Promissory Note is annexed to this Form 8-K Current Report as Exhibit 13.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits.

            The following Exhibits are filed as part of this Report. The description of each of the Exhibits as set forth in this Form 8-K Current Report is qualified in its entirety by the full documents which are annexed hereto.

      1. Option Exercise Documents relative to the Second Restated May 1995 Option Agreement.

      2. Option Transfer Document relative to the Second Restated May 1995 Option Agreement.


      3. Amendment No. 2 to Amended and Restated Credit Agreement and Other Agreements dated December 10, 1996.

      4. Amendment No. 3 to Amended and Restated Credit Agreement and Other Agreements dated January 13, 1997.

      5. Amendment No. 4 to Amended and Restated Credit Agreement and Other Agreements dated February 18, 1997.

      6. Second Amended and Restated May 1995 Stock Option Agreement (Joseph M. Lobozzo II).

      7. Second Amended and Restated May 1995 Stock Option Agreement (Joanne M. Lobozzo).

      8. Securities Transfer Document.

      9. Second Amended and Restated October 1992 Option Agreement (Joseph M. Lobozzo II).

      10. Second Amended and Restated October 1992 Option Agreement (Joanne M. Lobozzo).

      11. Second Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 1 (Joseph M. Lobozzo II).


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      12. Second Amended and Restated 8% Subordinated Debenture due January 31,
1998 - No. 2 (Joanne Lobozzo).

      13. First Amended and Restated Promissory Note.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Delta Computec Inc.
                                         ---------------------------------------
                                               Registrant

Date:  February 20, 1997                 By: /s/ John DeVito
                                             -----------------------------------
                                             John DeVito, President


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                                INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report:


1. Option Exercise Documents relative to the Second Restated May 1995 Option Agreement - Page 10.

2. Option Transfer Document relative to the Second Restated May 1995 Option Agreement - Page 12.

3. Amendment No. 2 to Amended and Restated Credit Agreement and Other Agreements dated December 10, 1996 - Page 15.

4. Amendment No. 3 to Amended and Restated Credit Agreement and Other Agreements dated January 13, 1997 - Page 17.

5. Amendment No. 4 to Amended and Restated Credit Agreement and Other Agreements dated February 18, 1997 - Page 24.

6. Second Amended and Restated May 1995 Stock Option Agreement (Joseph M. Lobozzo II) - Page 27.

7. Second Amended and Restated May 1995 Stock Option Agreement (Joanne M. Lobozzo) - Page 31.

8. Securities Transfer Document - 35.

9. Second Amended and Restated October 1992 Option Agreement (Joseph M. Lobozzo
II) - Page 40.

10. Second Amended and Restated October 1992 Option Agreement (Joanne M. Lobozzo) - Page 46.

11. Second Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 1 (Joseph M. Lobozzo II) - Page 52.

12. Second Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 2 (Joanne Lobozzo) - Page 61.


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13. First Amended and Restated Promissory Note - Page 70.


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